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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): January 14, 2000


                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       000-27823                  13-3827791
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
(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                     File Number)           Identification No.)


     3191 CORAL WAY, MIAMI, FLORIDA                                   33145
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:               (305) 441-6901

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         (Former name or former address, if changed since last report.)

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Item 1.  Changes in Control of the Company.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         On September 22, 1999, Spanish Broadcasting System of Puerto Rico, Inc., a Delaware corporation ("SBS") and a wholly-owned Subsidiary of Spanish Broadcasting System, Inc., a Delaware Corporation, entered into a stock purchase agreement (the "Stock Purchase Agreement") to purchase all of the outstanding capital stock of the following nine subsidiaries of AMFM Operating, Inc., a Delaware corporation (formerly known as Chancellor Media Corporation of Los Angeles)("AMFM"): Primedia Broadcast Group, Inc., WIO, Inc., Cadena Estereotempo, Inc., Portorican American Broadcasting, Inc., WLDI, Inc., WRPC, Inc., WOYE, Inc., WZNT, Inc., WOQI, Inc. (the "Subsidiaries"). The Subsidiaries own and operate eight radio stations in Puerto Rico: WIOA-FM, WIOB-FM, WIOC-FM, WCOM-FM, WZMT-FM, WZNT-FM, WOYE-FM, and WCTA-FM.

         On January 14, 2000, SBS completed the Purchase of all of the outstanding capital stock of the Subsidiaries; in consideration for which SBS paid to AMFM $90,300,000 in cash. The consideration paid on the sale was determined through arms-length negotiations between SBS and AMFM. The company financed the purchase of these companies with cash on hand.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Company's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

         Not Applicable

Item 6.  Resignation of Company's Directors.

         Not Applicable.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements

                  The financial statements of the Subsidiaries shall be filed as an amendment to this initial report on Form 8-K within 60 days of the filing of this initial report.


         b.       Pro Forma Financial Information

                  The pro forma financial information relating to SBS's purchase of the Subsidiaries shall be filed as an amendment to this initial report on Form 8-K within 60 days of the filing of this report.

         c.       Exhibits

                  1. Stock Purchase Agreement, dated as of September 22, 1999 among Chancellor Media Corporation of Los Angeles, Primedia Broadcast Group, Inc., WIO, Inc., Cadena Estereotempo, Inc., Portorican American Broadcasting, Inc., WLDI, Inc., WRPC, Inc., WOYE, Inc., WZNT, Inc., WOQI, Inc., and Spanish Broadcasting System of Puerto Rico, Inc. (the "Stock Purchase Agreement").

                  2. Amendment to the Stock Purchase Agreement, dated as of January 3, 2000.

                  3. Amendment to the Stock Purchase Agreement, dated as of January 14, 2000.

Item 8.   Change in Fiscal Year.
          Not Applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.
          Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPANISH BROADCASTING SYSTEM, INC.
                                        (Registrant)



January 28, 2000                        /s/ Joseph A. Garcia
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                                        Joseph A. Garcia
                                        Chief Financial Officer
                                        Executive Vice President and
                                        Secretary






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